Exhibit 15


                     The Travelers Life and Annuity Company

                                Power of Attorney

                              Leland C. Launer, Jr.

                                    Director

         KNOW ALL MEN BY THESE PRESENTS, that I, a director of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Thomas S. Clark, John E. Connolly, Jr., Mary K. Johnson, James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with The Travelers Fund ABD II for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TLAC Variable Annuity Separate Account 2002, The Travelers Fund UL II for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of August, 2005.

                                      /s/ Leland C. Launer, Jr.
                                  ----------------------------------------------
                                   Signature

                     The Travelers Life and Annuity Company

                                Power of Attorney

                                  Lisa M. Weber

                                    Director

         KNOW ALL MEN BY THESE PRESENTS, that I, a director of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Thomas S. Clark, John E. Connolly, Jr., Mary K. Johnson, James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with The Travelers Fund ABD II for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TLAC Variable Annuity Separate Account 2002, The Travelers Fund UL II for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2005.

                                     /s/ Lisa M. Weber
                                  ----------------------------------------------
                                  Signature

                     The Travelers Life and Annuity Company

                                Power of Attorney

                                Stanley J. Talbi

                Senior Vice President and Chief Financial Officer

         KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Financial Officer of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Thomas S. Clark, John E. Connolly, Jr., Mary K. Johnson, James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with The Travelers Fund ABD II for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TLAC Variable Annuity Separate Account 2002, The Travelers Fund UL II for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of August, 2005.

                                    /s/ Stanley J. Talbi
                                  ----------------------------------------------
                                  Signature

                     The Travelers Life and Annuity Company

                               Power of Attorney

                            Joseph J. Prochaska, Jr.

               Senior Vice President and Chief Accounting Officer

         KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Accounting Officer of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Thomas S. Clark, John E. Connolly, Jr., Mary K. Johnson, James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with The Travelers Fund ABD II for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TLAC Variable Annuity Separate Account 2002, The Travelers Fund UL II for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of August, 2005.

                                    /s/ Joseph J. Prochaska, Jr.
                                  ----------------------------------------------
                                  Signature